Financial risks	12 Months Ended
Dec. 31, 2025
Financial Risk Management [Abstract]
Financial risks [Text Block]

23. Financial risks

The Company's activities expose it to a variety of financial risks: market risks (including interest rate risk, foreign currency risk and other price risk), credit risk and liquidity risk. The Company's overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Company's performance.

Risk management is carried out under policies approved by the Board of Directors. The Board of Directors provides principles for overall risk management, as well as policies covering specific areas, such as foreign exchange risk, interest rate risk, credit risk, the use of derivative financial instruments and non-derivative financial instruments, and investment of excess liquidities.

(a) Market risks

(i) Interest rate risk

Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate as a result of changes in market interest rates.

The Company's interest rate risk on financial assets is primarily related to cash, which bear interest at variable rates. Based on the cash balance as at December 31, 2025, the impact on interest income over a 12-month horizon of a 1.0% shift in interest rates would be immaterial. Other financial assets are not exposed to interest rate risk because they are mostly non-interest bearing or bear interest at fixed rates.

The revolving credit facility bears a variable interest rate and, based on the revolving credit facility's balance as at December 31, 2025, the impact on financial expenses over a 12-month horizon of a 1.0% shift in interest rates would be immaterial. Other financial liabilities are not exposed to interest rate risk because they are non-interest bearing or bear a fixed interest rate.

(ii) Foreign exchange risk

The functional currencies of the Company's entities include the Canadian, U.S. and Australian dollars with the reporting currency of the Company being the U.S. dollar. The Company is exposed to foreign exchange risk arising from currency volatility, primarily with respect to the assets and liabilities denominated in U.S. dollars held by entities having the Canadian dollar as their functional currency, including material cash balances denominated in U.S. dollars and outstanding drawdowns on its credit facility in U.S. dollars, and is therefore exposed to material gains or losses on foreign exchange.

As at December 31, 2025 and 2024, the balances in U.S. dollars held by entities having the Canadian dollar as their functional currency were as follows:

	December 31,
	2025	2024
	$	$

Cash	21,879	9,639
Amounts receivable	409	73
Other assets	1,031	975
Accounts payable and accrued liabilities	(570)	(280)
Dividends payable	(3,220)	(5)
Revolving credit facility	-	(80,000)

Net exposure, in U.S. dollars	19,529	(69,598)

Equivalent in Canadian dollars	26,766	(100,145)

Based on the balances as at December 31, 2025, a 5% fluctuation in the exchange rates on that date (with all other variables being constant) would have resulted in a variation of net earnings of approximately $0.7 million in 2025 ($3.6 million in 2024).

The Company also records currency translation adjustment gains or losses, through comprehensive income or loss, arising primarily from the fluctuation of the U.S. dollar on its assets and liabilities denominated in Canadian dollars held by entities having the Canadian dollar as their functional currency.

(iii) Other price risk

The Company is exposed to equity price risk as a result of holding long-term investments in mining companies. The equity prices of long-term investments are impacted by various underlying factors, including commodity prices. Based on the Company's long-term investments held as at December 31, 2025 and 2024, a 10% increase (decrease) in the equity prices of these investments would have an immaterial impact on net earnings and would increase (decrease) other comprehensive income (loss) by $13.8 million for the year ended December 31, 2025 ($5.4 million for the year ended December 31, 2024).

(b) Credit risk

Credit risk is the risk that one party to a financial instrument will fail to discharge its obligation and cause the other party to incur a financial loss. Financial instruments that potentially subject the Company to credit risk consist of cash, amounts receivable and other financing facilities receivable. The Company reduces its credit risk by investing its cash in high interest savings accounts with Canadian and U.S. recognized financial institutions. In the case of amounts receivable and other financing facilities, the Company performs either a credit analysis or ensures that it has sufficient guarantees in case of a non-payment by the third-party to cover the net book value of the note. A provision is recorded if there is an expected credit loss based on the analysis. In some cases, the loans receivable could be applied against stream deposits due by the Company or converted into a royalty if the third-party is not able to reimburse its loan.

As at December 31, 2025, as a result of the expected credit loss analysis, a provision of $21.4 million was recorded on a loan made to the company holding the Renard diamond mine. As at December 31, 2024, a provision of $34.2 million was recorded on loans made to the company holding the Renard diamond mine and the Amulsar gold project (the loans were considered as credit-impaired and were fully provisioned as the companies were not expected to be in a position to reimburse them). The loan related to the Amulsar gold project was amended in 2025 as the company holding the loan and the Amulsar gold project was sold to a third party (Note 10).

The maximum credit exposure of the Company corresponds to the respective instrument's net carrying amount.

(c) Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet the obligations associated with its financial liabilities. The Company manages the liquidity risk by continuously monitoring actual and projected cash flows, considering the requirements related to its investment commitments and matching the maturity profile of financial assets and liabilities. The Board of Directors reviews and approves any material transaction out of the ordinary course of business, including proposals on mergers, acquisitions or other major investment or divestitures. The Company also manages liquidity risk through the management of its capital structure and financial leverage as outlined in Note 16. As at December 31, 2025, cash is invested in high interest savings accounts held with Canadian and U.S. recognized financial institutions.

As at December 31, 2025, all financial liabilities to be settled in cash or by the transfer of other financial assets mature within 90 days, except for the revolving credit facility and the lease liabilities, which are described below:

	As at December 31, 2025
	Total amount payable		Estimated annual payments
		Maturity	2026	2027	2028	2029	2030
	$		$	$	$	$	$

Revolving credit facility (i)	4,698	May 30, 2029	1,375	1,375	1,375	573	-
Lease liabilities	5,790	December 31, 2029	1,548	1,544	1,388	1,310	-
	10,488		2,923	2,919	2,763	1,883	-

(i) Since the revolving credit facility was undrawn as of December 31, 2025, the amounts presented correspond only to the monthly standby fees payable on the unused portion of the revolving credit facility.